UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2012
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33278	20-5961564

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

Address of principal executive offices:	5200 Great America Parkway, Santa Clara, CA 95054
Registrant’s telephone number, including area code:	(408) 567- 7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective June 25, 2012, Heinz H. Stumpe was appointed to the position of Senior Vice President and Chief Sales Officer of Aviat Networks, Inc. Mr. Stumpe, age 56, has served as Senior Vice President and Chief Operations Officer of the Company since June 2008. From June 2006 to June 2008, he served as Vice President Global Operations, and from 2004 to June 2006 he served as Vice President Product Management. Other than his position, the terms of Mr. Stumpe's employment remain unchanged. In addition, a replacement will not be appointed for the role of Senior Vice President, Chief Operations Officer.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.
Dated: June 29, 2012	By:	/s/ Meena Elliot
		Name:	Meena Elliot
		Title:	Senior Vice President, General Counsel and Secretary